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                                                                      EXHIBIT 21

                          HILLENBRAND INDUSTRIES, INC.
                         SUBSIDIARIES OF THE REGISTRANT



     All subsidiaries of the Company are wholly-owned Indiana corporations, unless otherwise noted.


     Batesville Casket Company, Inc.
     BLOCK Medical, Inc., a Delaware corporation
     Hill-Rom Company, Inc.
     SSI Medical Services, Inc. (doing business as Support Systems
          International)
     Forecorp, Inc. (doing business as Forethought)
     Hillenbrand Industries FSC (Barbados), Inc.,
          a Barbados corporation
     Hillenbrand Investment Advisory Corporation,
          a Delaware corporation
     Hillenbrand Properties, Inc.
     Medeco Security Locks, Inc., a Virginia corporation
     Sherman House Corporation
     Tudor Travel, Inc.
     Cutler Property, Inc.
     Old Brick Property, Inc.


     Subsidiaries of Batesville Casket Company, Inc.
          Batesville International Corporation
          Batesville Casket de Mexico, S.A. de C.V.


     Subsidiary of Batesville Casket de Mexico, S.A. de C.V.
          Industrias Arga, S.A. de C.V.


     Subsidiaries of Hill-Rom Company, Inc.
          Hill-Rom Service Corporation, Inc.
          Hill-Rom SARL, a French corporation


     Subsidiaries of Hill-Rom SARL
          Establissements Le Couviour, S.A., a French corporation
          Le Couviour Systemes, S.A., a French corporation
          Le Couviour Immobiler, S.C., a French corporation
          SCI de Port Mirabeau, S.C., a French corporation
          Hill-Rom B.V., a Netherlands corporation


     Subsidiaries of Establissements Le Couviour, S.A.
          Societe Financiere L.C., E.U.R.L., a French corporation
          Hill-Rom GmbH, a German corporation
          Le Couviour International, S.A., a French corporation


     Subsidiary of Hill-Rom B.V.
          HILLROM S.A., a Switzerland corporation



                                       (1)

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     Subsidiary of Hill-Rom GmbH
          L. & C. Arnold AG, a German corporation


     Subsidiaries of L. & C. Arnold AG
          John Bukowansky, Metallmobel, m.b.H., an Austrian corporation
               (81.4% interest)
          ROWA GmbH, a German corporation
          L. & C. Arnold Stendal, GmbH, a German corporation
          Armin Beteiligung, GmbH, a German corporation
          Technomedica Arnold Italia, SRL, an Italian corporation
          L. & C. Arnold Ltd., an Ontario (Canada) corporation (50% interest)


     Subsidiaries of SSI Medical Services, Inc.
          Support Systems International, Inc.
          Tron Business Systems, Inc., a Nevada corporation
          PaTMark Company, Inc., a Delaware corporation
          Support Systems International B.V., a Netherlands corporation


     Subsidiaries of Support Systems International B.V.
          SSI Medical Services B.V., a Netherlands corporation
          Systems Investments B.V., a Netherlands corporation
          SSI Leasing and Investments B.V., a Netherlands corporation SSI Support Systems International GmbH, a German corporation SSI Medical Services, SRL, an Italian corporation
          SSI Industries SARL, a French corporation
          Support Systems International Finance, Ltd., a United Kingdom
               corporation
          SSI Medizintechnik GmbH, an Austrian corporation


     Subsidiary of SSI Industries SARL
          SSI Medical SARL, a French corporation


     Subsidiaries of Support Systems International Finance, Ltd.
          Support Systems International Services, Ltd., a United Kingdom
               corporation
          SSI Medical Services, Ltd., a United Kingdom corporation


     Subsidiaries of Forecorp, Inc.
          Forethought Life Insurance Company
          The Forethought Group, Inc.
          Forethought Florida, Inc.
          ForeLife Agency, Inc.
          Foresight Association, Inc.


     Subsidiary of Forethought Life Insurance Company
          Forethought Properties, Inc.


     Jointly owned subsidiary of Batesville Casket Company, Inc.,
     Hill-Rom Company, Inc.,
     SSI Medical Services, Inc. and Medeco Security Locks, Inc.
          Hillenbrand Industries Canada, Ltd., an Ontario (Canada) corporation


     Subsidiary of Hillenbrand Industries Canada, Ltd.
          Cormier and Gaudet, Ltd., a Quebec corporation



                                       (2)